Churchill Tax-Free Fund of Kentucky
      Supplement to the Statement of Additional Information
                        Dated May 1, 2000
              previously supplemented June 26, 2000

     The material under the heading "When-Issued and Delayed
Delivery Obligations" is replaced by the following:

When-Issued and Delayed Delivery Obligations

     The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Kentucky Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Kentucky Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Kentucky Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Kentucky Obligations.

                 The date of this Supplement is
                        January 10, 2001